Interpublic Group

# Third Quarter 2008 Earnings Conference Call

October 28, 2008

# Overview – Third Quarter 2008

- Revenue increased 11.5% from Q3-07
  - Organic revenue growth was 7.6%
  - International +7.2% and U.S. +7.9% on strong quarter year-ago
  - Solid growth across advertising/marketing disciplines
- Operating income increased more than 2x from Q3-07
  - Improved leverage on base salaries, temporary labor, and occupancy
  - Operating margin expanded 340 bps
- Diluted E.P.S. of $0.08 compared with loss of $0.06 in Q3-07

# Operating Performance

| | Three Months Ended September 30, 2008 | 2007 |
|---|---|---|
| *Revenue* | $ 1,740.0 | $ 1,559.9 |
| Salaries and Related Expenses | 1,093.5 | 1,034.7 |
| Office and General Expenses | 526.3 | 468.9 |
| Restructuring and Other Reorganization-Related Charges | 3.9 | 5.2 |
| *Operating Income* | 116.3 | 51.1 |
| Interest Expense | (53.2) | (60.1) |
| Interest Income | 23.3 | 30.2 |
| Other Expense | (1.0) | (4.8) |
| *Income before Income Taxes* | 85.4 | 16.4 |
| Provision for Income Taxes | 35.5 | 35.8 |
| Net Equity Interests (Net of Tax) | (4.2) | (2.5) |
| *Net Income (Loss)* | 45.7 | (21.9) |
| | | |
| Dividends on Preferred Stock | 6.9 | 6.9 |
| Allocation to Participating Securities | 0.1 | - |
| *Net Income (Loss) Applicable to Common Stockholders* | $ 38.7 | $ (28.8) |
| | | |
| Earnings (loss) per share of common stock - basic and diluted | $ 0.08 | $ (0.06) |
| | | |
| Weighted-average number of common shares outstanding: | | |
| Basic | 462.8 | 458.6 |
| Diluted | 519.4 | 458.6 |

($ in Millions, except per share amounts)

# Revenue

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| **September 30, 2007** | **$ 1,559.9** | | **$ 4,571.7** | |
| Total change | 180.1 | 11.5% | 489.2 | 10.7% |
| Foreign currency changes | 36.0 | 2.3% | 155.6 | 3.4% |
| Net acquisitions/divestitures | 25.6 | 1.6% | 40.7 | 0.9% |
| Organic | 118.5 | 7.6% | 292.9 | 6.4% |
| **September 30, 2008** | **$ 1,740.0** | | **$ 5,060.9** | |

Segments

| | Three Months Ended September 30, | | | | Nine Months Ended September 30, | | | |
|---|---|---|---|---|---|---|---|---|
| | | | Change | | | | Change | |
| | 2008 | 2007 | Reported | Organic | 2008 | 2007 | Reported | Organic |
| IAN | $1,450.1 | $1,311.7 | 10.6% | 5.6% | $4,229.7 | $3,822.3 | 10.7% | 5.5% |
| CMG | $ 289.9 | $ 248.2 | 16.8% | 18.3% | $ 831.2 | $ 749.4 | 10.9% | 11.1% |

Integrated Agency Networks ("IAN"): McCann, Draftfcb, Lowe, Mediabrands and our fully integrated independent agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

# Geographic Revenue Change

| | Three Months Ended September 30, 2008 | | Nine Months Ended September 30, 2008 | |
|---|---|---|---|---|
| | Reported | Organic | Reported | Organic |
| United States | 8.7% | 7.9% | 5.8% | 5.4% |
| International | 15.3% | 7.2% | 17.5% | 7.8% |
| United Kingdom | 17.6% | 21.1% | 12.4% | 11.8% |
| Continental Europe | 15.8% | 6.8% | 16.5% | 5.0% |
| Asia Pacific | 6.2% | 1.9% | 21.7% | 8.7% |
| Latin America | 13.5% | 3.1% | 18.9% | 8.3% |
| All Other Markets | 28.0% | (0.6%) | 21.4% | 6.9% |
| **Worldwide** | **11.5%** | **7.6%** | **10.7%** | **6.4%** |

"All Other Markets" includes Canada, Africa, and Middle East.

See reconciliation on page 17.

# Organic Revenue Growth

**Last Twelve Months**


5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%

See reconciliation on page 18.

# Expenses

Salaries & Related

| | 2008 | 2007 | Change $ | Change Reported | Change Organic |
|---|---|---|---|---|---|
| Three Months Ended September 30, | $ 1,093.5 | $ 1,034.7 | $ 58.8 | 5.7% | 1.7% |
| *% of Revenue* | *62.8%* | *66.3%* | | | |
| Three months severance | $ 15.3 | $ 20.1 | $ (4.8) | (23.9%) | |
| *% of Revenue* | *0.9%* | *1.3%* | | | |
| Nine Months Ended September 30, | $ 3,261.5 | $ 3,033.2 | $ 228.3 | 7.5% | 3.1% |
| *% of Revenue* | *64.4%* | *66.3%* | | | |
| Nine months severance | $ 39.9 | $ 47.5 | $ (7.6) | (16.0%) | |
| *% of Revenue* | *0.8%* | *1.0%* | | | |

Office & General

| | 2008 | 2007 | Change $ | Change Reported | Change Organic |
|---|---|---|---|---|---|
| Three Months Ended September 30, | $ 526.3 | $ 468.9 | $ 57.4 | 12.2% | 9.2% |
| *% of Revenue* | *30.2%* | *30.1%* | | | |
| Three months professional fees | $ 32.2 | $ 31.6 | $ 0.6 | 1.9% | |
| *% of Revenue* | *1.9%* | *2.0%* | | | |
| Nine Months Ended September 30, | $ 1,529.1 | $ 1,466.6 | $ 62.5 | 4.3% | 1.1% |
| *% of Revenue* | *30.2%* | *32.1%* | | | |
| Nine months professional fees | $ 100.4 | $ 118.0 | $ (17.6) | (14.9%) | |
| *% of Revenue* | *2.0%* | *2.6%* | | | |

See reconciliation on page 19.

($ in Millions)

# Adjusted Operating Margin



Last Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

# Cash Flow

| | Nine Months Ended September 30, 2008 | 2007 |
|---|---|---|
| NET INCOME (LOSS) | $ 78 | $ (11) |
| OPERATING ACTIVITIES | | |
| Depreciation & amortization | 216 | 206 |
| Deferred taxes | 4 | (37) |
| Other non-cash items | 21 | 20 |
| Change in working capital, net | (159) | (394) |
| Other non-current assets & liabilities | (14) | (3) |
| Cash provided by (used in) Operating Activities | 146 | (219) |
| INVESTING ACTIVITIES | | |
| Acquisitions & deferred payments, net | (101) | (123) |
| Business & investment purchases/sales, net | (12) | 16 |
| Capital expenditures | (83) | (96) |
| Cash used in Investing Activities* | (196) | (203) |
| FINANCING ACTIVITIES | | |
| Repayment of 4.50% Convertible Senior Notes | (191) | - |
| Decrease in short-term bank borrowings | (23) | (9) |
| Preferred stock dividends | (21) | (21) |
| Other | (28) | (13) |
| Cash used in Financing Activities | (263) | (43) |
| Currency Effect | (10) | 34 |
| Decrease in Cash & S/T Marketable Securities | $ (323) (1) | $ (431) (2) |

(1) Additionally, we reclassified $7 of S/T Marketable Securities to Other Assets.

(2) Additionally, we acquired $8 of S/T Marketable Securities held by one of our current year acquisitions.

* See reconciliation on page 21.

($ in Millions)

IPG

# Balance Sheet – Current Portion

| | September 30, 2008 | | December 31, 2007 | | September 30, 2007 | |
|---|---|---|---|---|---|---|
| **CURRENT ASSETS:** | | | | | | |
| Cash and cash equivalents | $ | 1,689.8 | $ | 2,014.9 | $ | 1,430.1 |
| Marketable securities | | 17.8 | | 22.5 | | 103.8 |
| Accounts receivable, net | | 3,821.2 | | 4,132.7 | | 3,679.8 |
| Expenditures billable to clients | | 1,411.3 | | 1,210.6 | | 1,325.1 |
| Other current assets | | 301.5 | | 305.1 | | 331.2 |
| **Total current assets** | **$** | **7,241.6** | **$** | **7,685.8** | **$** | **6,870.0** |
| | | | | | | |
| **CURRENT LIABILITIES:** | | | | | | |
| Accounts payable | $ | 3,979.3 | $ | 4,124.3 | $ | 3,866.6 |
| Accrued liabilities | | 2,623.6 | | 2,691.2 | | 2,431.8 |
| Short-term debt | | 81.9 | | 305.1 | | 475.4 |
| **Total current liabilities** | **$** | **6,684.8** | **$** | **7,120.6** | **$** | **6,773.8** |

($ in Millions)

# Debt Maturity Schedule

## Total Debt including Convertible Notes = $2.1 billion


$800
$600
$400
$200
$0
$82
$250
$250
$500
$400(A)
$209(B)
$350
$609
2008
2009
2010
2011
2012
2013
2014
2015+
Face Value as of September 30, 2008
Other Short-Term Debt
Long-Term Debt
4.25% Convertible Notes due 2023
4.75% Convertible Notes due 2023
4.50% Convertible Notes due 2023
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018

(B) Discrete option to put 4.50% and 4.75% Notes for cash or stock, at Company's election, in March 2013 and March 2018

($ in Millions)

# Summary – Third Quarter 2008

- Best Q3/9-Months operating results in many years
- Q4 is key to full-year financial performance
- Well-positioned for a more challenging environment
  - → Strong financial resources in place and debt maturities well distributed
  - → Businesses demonstrating competitiveness
  - → Utilizing enhanced financial tools and insight to help drive improved performance across the board

Interpublic Group

# Appendix

# Operating Performance

| | Nine months ended September 30, | | | |
|---|---|---|---|---|
| | 2008 | | 2007 | |
| *Revenue* | $ | 5,060.9 | $ | 4,571.7 |
| Salaries and Related Expenses | | 3,261.5 | | 3,033.2 |
| Office and General Expenses | | 1,529.1 | | 1,466.6 |
| Restructuring and Other Reorganization-Related Charges (Reversals) | | 11.2 | | (0.6) |
| *Operating Income* | | 259.1 | | 72.5 |
| Interest Expense | | (163.9) | | (172.0) |
| Interest Income | | 75.0 | | 86.8 |
| Other Income | | 3.9 | | 1.7 |
| *Income (loss) before income taxes* | | 174.1 | | (11.0) |
| Provision for (Benefit of) Income Taxes | | 90.9 | | (1.3) |
| Net Equity Interests (Net of Tax) | | (5.2) | | (1.1) |
| *Net Income (Loss)* | | 78.0 | | (10.8) |
| | | | | |
| Dividends on Preferred Stock | | 20.7 | | 20.7 |
| Allocation to Participating Securities | | 0.6 | | - |
| *Net Income (Loss) Applicable to Common Stockholders* | $ | 56.7 | $ | (31.5) |
| | | | | |
| Earnings (loss) per share of common stock - basic and diluted | $ | 0.12 | $ | (0.07) |
| | | | | |
| Weighted-average number of common shares outstanding: | | | | |
| Basic | | 460.8 | | 457.3 |
| Diluted | | 499.9 | | 457.3 |

($ in Millions, except per share amounts)

# Cash Flow

| | Three Months Ended September 30, 2008 | Three Months Ended September 30, 2007 |
|---|---|---|
| NET INCOME (LOSS) | $ 46 | $ (22) |
| OPERATING ACTIVITIES | | |
| Depreciation & amortization | 73 | 74 |
| Deferred taxes | 11 | 29 |
| Other non-cash items | 11 | 12 |
| Change in working capital, net | (102) | 22 |
| Other non-current assets & liabilities | (5) | 4 |
| Cash provided by Operating Activities | 34 | 119 |
| INVESTING ACTIVITIES | | |
| Acquisitions & deferred payments, net | (75) | (34) |
| Business & investment purchases/sales, net | (16) | - |
| Capital expenditures | (24) | (30) |
| Cash used in Investing Activities* | (115) | (64) |
| FINANCING ACTIVITIES | | |
| Decrease in short-term bank borrowings | (5) | (16) |
| Preferred stock dividends | (7) | (7) |
| Other | (12) | (3) |
| Cash used in Financing Activities | (24) | (26) |
| Currency Effect | (38) | 24 |
| (Decrease) Increase in Cash & S/T Marketable Securities | $ (143) [1] | $ 53 |

[1] Additionally, we reclassified $7 of S/T Marketable Securities to Other Assets.

* See reconciliation on page 21.

($ in Millions)

# Depreciation and Amortization

| | 2007 | | | | |
|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY 2007 |
| Depreciation and amortization of fixed assets and intangible assets | $ 43.0 | $ 40.9 | $ 43.7 | $ 49.6 | $ 177.2 |
| Amortization of bond discounts and deferred financing costs | 7.8 | 7.8 | 7.8 | 7.4 | 30.8 |
| Amortization of restricted stock and other non-cash compensation | 19.6 | 13.1 | 22.6 | 24.4 | 79.7 |
| Total | $ 70.4 | $ 61.8 | $ 74.1 | $ 81.4 | $ 287.7 |

| | 2008 | | | | |
|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | YTD 2008 |
| Depreciation and amortization of fixed assets and intangible assets | $ 43.1 | $ 43.2 | $ 44.2 | | $ 130.5 |
| Amortization of bond discounts and deferred financing costs | 7.0 | 6.7 | 7.4 | | 21.1 |
| Amortization of restricted stock and other non-cash compensation | 19.8 | 23.2 | 21.4 | | 64.4 |
| Total | $ 69.9 | $ 73.1 | $ 73.0 | | $ 216.0 |

($ in Millions)

# Reconciliation of Geographic Revenue Change

Three Months Ended September 30

| | 2008 | 2007 | Reported Change | Foreign Currency Changes | Net Acquisitions / Divestitures | Organic |
|---|---|---|---|---|---|---|
| United States | $ 963.8 | $ 886.7 | $ 77.1 | $ - | $ 7.0 | $ 70.1 |
| United Kingdom | 158.2 | 134.5 | 23.7 | (7.0) | 2.3 | 28.4 |
| Continental Europe | 257.1 | 222.1 | 35.0 | 25.6 | (5.7) | 15.1 |
| Asia Pacific | 157.0 | 147.8 | 9.2 | 6.4 | - | 2.8 |
| Latin America | 95.6 | 84.2 | 11.4 | 8.8 | - | 2.6 |
| All Other Markets | 108.3 | 84.6 | 23.7 | 2.2 | 22.0 | (0.5) |
| Worldwide | $ 1,740.0 | $ 1,559.9 | $ 180.1 | $ 36.0 | $ 25.6 | $ 118.5 |

Nine Months Ended September 30

| | 2008 | 2007 | Reported Change | Foreign Currency Changes | Net Acquisitions / Divestitures | Organic |
|---|---|---|---|---|---|---|
| United States | $ 2,803.8 | $ 2,650.1 | $ 153.7 | $ - | $ 10.5 | $ 143.2 |
| United Kingdom | 469.1 | 417.3 | 51.8 | (5.5) | 8.1 | 49.2 |
| Continental Europe | 799.6 | 686.5 | 113.1 | 95.5 | (16.5) | 34.1 |
| Asia Pacific | 465.8 | 382.8 | 83.0 | 28.3 | 21.3 | 33.4 |
| Latin America | 254.0 | 213.7 | 40.3 | 25.4 | (2.8) | 17.7 |
| All Other Markets | 268.6 | 221.3 | 47.3 | 11.9 | 20.1 | 15.3 |
| Worldwide | $ 5,060.9 | $ 4,571.7 | $ 489.2 | $ 155.6 | $ 40.7 | $ 292.9 |

"All Other Markets" includes Canada, Africa, and Middle East.

($ in Millions)

# Reconciliation of Organic Revenue Growth

| Last Twelve Months Ending | Beginning of Period Revenue | Components of change during the period: Foreign Currency Changes | Net Acquisitions / Divestitures | Organic | End of Period Revenue |
|---|---|---|---|---|---|
| **12/31/05** | $ 6,387.0 | $ 40.4 | $ (107.4) | $ (45.7) | $ 6,274.3 |
| **3/31/06** | 6,325.8 | (10.9) | (132.6) | 90.8 | 6,273.1 |
| **6/30/06** | 6,423.7 | (8.8) | (157.5) | (62.1) | 6,195.3 |
| **9/30/06** | 6,344.3 | (13.9) | (140.4) | 19.4 | 6,209.4 |
| **12/31/06** | 6,274.3 | 20.6 | (165.4) | 61.3 | 6,190.8 |
| **3/31/07** | 6,273.1 | 78.4 | (147.2) | 18.6 | 6,222.9 |
| **6/30/07** | 6,195.3 | 102.4 | (124.7) | 169.7 | 6,342.7 |
| **9/30/07** | 6,209.4 | 137.3 | (110.9) | 213.0 | 6,448.8 |
| **12/31/07** | 6,190.8 | 197.5 | (70.7) | 236.6 | 6,554.2 |
| **3/31/08** | 6,223.0 | 217.8 | (45.9) | 285.5 | 6,680.3 |
| **6/30/08** | 6,342.7 | 244.9 | (12.6) | 288.4 | 6,863.4 |
| **9/30/08** | 6,448.8 | 237.5 | 32.8 | 324.4 | 7,043.5 |

($ in Millions)

IPG

# Reconciliation of Organic Measures

Salaries & Related

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| | $ | % Change | $ | % Change |
| September 30, 2007 | $ 1,034.7 | | $ 3,033.2 | |
| Foreign currency changes | 21.5 | 2.1% | 100.8 | 3.3% |
| Net acquisitions/divestitures | 19.9 | 1.9% | 32.0 | 1.1% |
| Organic | 17.4 | 1.7% | 95.5 | 3.1% |
| Total change | 58.8 | 5.7% | 228.3 | 7.5% |
| September 30, 2008 | $ 1,093.5 | | $ 3,261.5 | |

Office & General

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| | $ | % Change | $ | % Change |
| September 30, 2007 | $ 468.9 | | $ 1,466.6 | |
| Foreign currency changes | 10.7 | 2.3% | 48.7 | 3.3% |
| Net acquisitions/divestitures | 3.4 | 0.7% | (2.9) | (0.2%) |
| Organic | 43.3 | 9.2% | 16.7 | 1.1% |
| Total change | 57.4 | 12.2% | 62.5 | 4.3% |
| September 30, 2008 | $ 526.3 | | $ 1,529.1 | |

($ in Millions)

# Reconciliation of Adjusted Operating Margin

| Last Twelve Months Ending | Operating Income (Loss) | Restructuring and Other Reorganization-Related Charges (Reversals) | Long-Lived Asset Impairment and Other Charges | Adjusted Operating Income (Loss) |
|---|---|---|---|---|
| 12/31/05 | $ (104.2) | $ (7.3) | $ 98.6 | $ (12.9) |
| 3/31/06 | (94.7) | - | 98.6 | 3.9 |
| 6/30/06 | (133.3) | 8.2 | 98.6 | (26.5) |
| 9/30/06 | (4.2) | 14.3 | 92.1 | 102.2 |
| 12/31/06 | 106.0 | 34.5 | 27.2 | 167.7 |
| 3/31/07 | 141.4 | 33.5 | 27.2 | 202.1 |
| 6/30/07 | 210.1 | 22.0 | 27.2 | 259.3 |
| 9/30/07 | 240.3 | 21.0 | 27.2 | 288.5 |
| 12/31/07 | 344.3 | 25.9 | - | 370.2 |
| 3/31/08 | 410.7 | 29.7 | - | 440.4 |
| 6/30/08 | 465.7 | 39.1 | - | 504.8 |
| 9/30/08 | 530.9 | 37.7 | - | 568.6 |

($ in Millions)

# Reconciliation of Investing Cash Flows

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2008 | 2007 | 2008 | 2007 |
| INVESTING ACTIVITIES | | | | |
| Cash used in Investing Activities per presentation | $ (115) | $ (64) | $ (196) | $ (203) |
| Purchase, sale and maturities of short-term marketable securities, net | - | 165 | (2) | (93) |
| Reported cash used in Investing Activities | $ (115) | $ 101 | $ (198) | $ (296) |

($ in Millions)

Interpublic Group

# Metrics Update

# Metrics Update

| Category | Metric |
|---|---|
| REVENUE | by Discipline<br>per Employee |
| SALARIES & RELATED<br>(% of revenue) | Last Twelve Months<br>Base, Benefits and Tax<br>Incentive Expense<br>Severance Expense<br>Temporary Help |
| OFFICE & GENERAL<br>(% of revenue) | Last Twelve Months<br>Professional Fees<br>Occupancy Expense (ex-D&A)<br>T&E, Office Supplies & Telecom<br>All Other O&G |
| FINANCIAL | Adjusted EBITDA Coverage of Net Interest Expense<br>Total Available Liquidity |

# Revenue by Discipline


Marketing Services
43%
57%
Advertising & Media

**$ 5,060.9**

September 30, 2008

YTD

Unaudited data

($ in Millions)

# Revenue per Employee*



Last Twelve Months
$168.0
$164.0
$160.0
$156.0
$152.0
$148.0
$161.6
$159.8
$156.6
$154.4
LTM 9/30/08
LTM 6/30/08
LTM 3/31/08
LTM 12/31/07

* Headcount is a 5 point average

($ in Thousands)

# Salaries & Related Expenses



% of Revenue, Last Twelve Months
66.0%
62.0%
58.0%
62.0%
63.2%
63.9%
LTM 9/30/08
LTM 12/31/07
LTM 9/30/07

# Salaries & Related Expenses % of Revenue

## Three and Nine Months Ended September 30



Base, Benefits & Tax
60.0%
55.0%
50.0%
45.0%
52.7%
54.5%
54.0%
55.3%
Three Months
Nine Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
3.6%
4.5%
3.8%
3.7%
Three Months
Nine Months
Severance Expense
2.0%
1.0%
0.0%
0.9%
1.3%
0.8%
1.0%
Three Months
Nine Months
Temporary Help
4.5%
3.5%
2.5%
3.1%
3.6%
3.3%
3.7%
Three Months
Nine Months
2008
2007

All Other Salaries & Related, not shown, was 2.5% and 2.4% for the three months ended September 30, 2008 and 2007, respectively, and 2.5% and 2.6% for the nine months ended September 30, 2008 and 2007, respectively.

# Office & General Expenses


% of Revenue, Last Twelve Months
34.0%
31.0%
28.0%
25.0%
29.9%
31.2%
31.6%
LTM 9/30/08
LTM 12/31/07
LTM 9/30/07

# Office & General Expenses % of Revenue

## Three and Nine Months Ended September 30


Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
1.9%
2.0%
2.0%
2.6%
Three Months
Nine Months
Occupancy Expense (ex-D&A)
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.6%
8.4%
7.8%
8.5%
Three Months
Nine Months
T&E, Office Supplies & Telecom
5.5%
4.5%
3.5%
4.2%
4.6%
4.4%
4.8%
Three Months
Nine Months
All Other O&G
18.0%
16.0%
14.0%
16.5%
15.1%
16.0%
16.2%
Three Months
Nine Months
2008
2007

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

# Adjusted EBITDA Coverage of Net Interest Expense*


Last Twelve Months
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.1x
7.3x
6.7x
LTM 9/30/08
LTM 12/31/07
LTM 9/30/07

*EBITDA is calculated as operating income excluding the following: restructuring and other reorganization-related charges (reversals); long-lived asset impairment and other charges; and depreciation and amortization of fixed assets, amortization of intangible assets, restricted stock and other non-cash compensation. Net interest expense is calculated as interest expense, adjusted for non-cash interest amortization, less interest income.

See reconciliation on slide 31.

# Reconciliation of Adjusted EBITDA and Net Interest Expense

| | LTM 9/30/08 | LTM 12/31/07 | LTM 9/30/07 |
|---|---|---|---|
| Operating Income | $ 530.9 | $ 344.3 | $ 240.3 |
| Add back: | | | |
| Restructuring and other reorganization-related charges | 37.6 | 25.9 | 21.0 |
| Long-lived asset impairments and other charges | - | - | 27.2 |
| Depreciation and amortization* | 268.9 | 256.9 | 247.4 |
| Adjusted EBITDA | $ 837.4 | $ 627.1 | $ 535.9 |
| | | | |
| Interest Expense | $ (228.6) | $ (236.7) | $ (235.6) |
| Interest Income | 107.8 | 119.6 | 122.7 |
| Net Interest Expense | $ (120.8) | $ (117.1) | $ (112.9) |
| Non-Cash Amortization in Interest Expense | (28.3) | (30.8) | (33.1) |
| Net Interest Expense, Excluding Non-Cash Amortization | $ (92.5) | $ (86.3) | $ (79.8) |
| Adjusted EBITDA : Net Interest Expense | 6.9 | 5.4 | 4.7 |
| Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization | 9.1 | 7.3 | 6.7 |

* Includes depreciation and amortization of fixed assets, amortization of intangible assets, restricted stock and other non-cash compensation.

($ in Millions)

IPG

# Total Available Liquidity

## Cash and Short-Term Marketable Securities + Available Committed Credit Facility



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$902
$1,708
$567
$1,856
$527
$1,512
$527
$2,037
$527
$1,534
9/30/2008
6/30/2008
3/31/2008
12/31/2007
9/30/2007
Cash and Short-Term Marketable Securities
Available Committed Credit Facilities

($ in Millions)

# Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a weakening economy could adversely affect our clients' need for advertising and marketing services, or even their solvency, and as such, could have a negative impact on our business;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.